UNITED STATES

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:   August 27, 2009

                                                             EMPYREAN HOLDINGS, INC.

                                              (Exact name of registrant as specified in its charter)

Nevada

0-30118                        88-0413417

(State or other jurisdiction of

(Commission File           (IRS Identification
incorporation)                                 Number)                            No.)

11200, Westheimer Rd., Suite 900, Houston, TX 77042

(Address of principal executive offices) (Postal Code) Registrant's telephone number, including area code: (713) 243-8731

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR

230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17CFR240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

On  July 22_2009, the Company issued  5,000,000  (Five million) shares of its common stock to  the Terri A. Hourigan 2003 Revocable  Trust, dated May 23, 2003, pursuant to the terms of the Purchase and Sale Agreement between the Company and the  Trust.  The Company previously reported the Purchase and Sale Agreement on a Form 8-K, filed July 10, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 27, 2009                                EMPYREAN HOLDINGS, INC.

                                                                   /s/ Robert L. Lee

                                                                   By:  Robert L. Lee, President and Director